                       Securities and Exchange Commission
                             Washington, DC 20549

                                    Form 8-K
                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                         Date of report: March 9, 1998
                          Antigua Funding Corporation
                    Capita Equipment Receivables Trust 1997-1

 A New York                     Commision File             I.R.S Employer
Corporation                      NO. 333-34793             No. 13-7135550

                          c/o AT&T Capital Corporation
                    44 Whippany Road. Morristown, NJ 07962
                         Telephone Number (973) 397-3000

Item 5. Other Events.


Capita Equipment Receivables Trust 1997-1
Monthly Servicing Report
Determination Date:  March 9, 1998                Payment Date:   March 16, 1998
Collection Period:   February 28, 1998

I.         Information Regarding the Contracts

   1.      Contract Pool Principal Balance
           a.   Beginning of Collection Period                  $ 1,046,864,751.39
           b.   End of Collection Period                        $ 1,015,343,037.42
           c.   Reduction for Collection Period                 $    31,521,713.97

   2.      Delinquent Scheduled Payments

           a.   Beginning of Collection Period                  $     9,996,050.91
           b.   End of Collection Period                        $    10,921,943.70

   3.      Liquidated Contracts

           a.   Number of Liquidated Contracts                                 125
                with respect to Collection Period
           b.   Required Payoff Amounts of Liquidated Contracts  $    1,073,769.33
           c.   Total Reserve for Liquidation Expenses           $             -
           d.   Total Liquidation Proceeds Received (1)          $       60,724.01
           e.   Liquidation Proceeds Allocated to Owner Trust    $       59,200.08
           f.   Liquidation Proceeds Allocated to Depositor      $        1,523.93
           g.   Current Realized Losses                          $    1,014,569.25

   4.      Prepaid Contacts

           a.   Number of Prepaid Contracts with respect                       289
                to Collection Period
           b.   Required Payoff Amounts of Prepaid Contracts      $   7,400,406.91
   5.      Purchased Contracts (by TCC)
           a.   Number of Contracts Purchased by TCC with                        0
                respect to Collection Period
           b.   Required Payoff Amounts of Purchased Contracts    $            -

   6.      Delinquency Status of Contracts (End of Collection Period)

                        ------------------------------------------------------------------------
                                                                                % of Aggregate
                             Number of       % of         Aggregate Required   Required Payoff
                             Contracts       Contracts      Payoff Amounts        Amounts
                     -------------------------------------------------------------------------
           a.   Current        66,438         90.65%       937,725,134.60          91.37%
           b.   31-60 days      4,275          5.83%        62,541,636.73           6.09%
           c.   61-90 days      1,386          1.89%        14,539,804.02           1.42%
           d.   91-120 days       620          0.85%         6,086,382.75           0.59%
           e.   120+ days         568          0.78%         5,372,023.02           0.52%
           f.   Total          73,287        100.00%     1,026,264,981.12         100.00%

Capita Equipment Receivables Trust 1997-1
Monthly Servicing Report
Determination Date:  March 9, 1998                 Payment Date:  March 16, 1998
Collection Period:   February 28, 1998

7. Historical Delinquency Experience with Respect to Contracts

   -------------------------------------------------------------------------------------------------
                     % of                  % of                  % of                % of
                   Aggregate             Aggregate             Aggregate           Aggregate
                Required Payoff       Required Payoff       Required Payoff     Required Payoff
                    Amounts               Amounts               Amounts              Amounts
  Collection
   Periods     31-60 Days Past Due  61-90 Days Past Due   91-120 Days Past Due  120+ Days Past Due
----------------------------------------------------------------------------------------------------
     02/28/98        6.09%                   1.42%                    0.59%            0.52%
     01/31/98        3.34%                   0.96%                    0.41%            0.26%
     12/31//97       3.17%                   0.86%                    0.36%            0.01%
     11/30/97        2.89%                   0.49%                    0.00%            0.00%


8.  Historical Loss Experience With Respect to Contracts

                                              --------------------------------------------------------------------------------
                                                 Collection     3 Collection        6 Collection Periods    Cumulative Since
                                                   Period      Periods Ending              Ending             Cut-off Date
                                                 February-98     February-98            February-98
                                             ---------------------------------------------------------------------------------
          a.   Number of Liquidated Contracts          125              266                  278                       278
          b.   Number of Liquidated                  0.165%           0.352%               0.367%                    0.367%
               Contracts as a Percentage
               of Initial Contracts

          c.   Required Payoff Amounts of     1,073,769.33     2,362,499.29         2,406,596.62              2,406,596.62
               Liquidated Contracts

          d.   Liquidation Proceeds Allocated    59,200.08       117,549.65           127,015.39                127,015.39
               to Owner Trust

          e.   Aggregate Current Realized     1,014,569.25     2,244,949.64         2,279,581.23              2,279,581.23
               Losses

          f.   Aggregate Current Realized            0.088%           0.196%               0.199%                    0.199%
               Losses as a Percentage of
               Cut-off Date Contract Pool
               Principal Balance

Capita Equipment Receivables Trust 1997-1
Monthly Servicing Report
Determination Date:  March 9, 1998                Payment Date:   March 16, 1998
Collection Period:   February 28, 1998

 II.     Information Regarding the Securities

  1.     Summary of Balance Information

              ----------------------------------------------------------------------------------------------------------------------
                                            Principal Balance as of  Class Factor as of  Principal Balance as of  Class Factor as of
                     Class           Coupon     March 16, 1998          March 16, 1998      February 17, 1998     February 17, 1998
                                      Rate       Payment Date            Payment Date           Payment Date         Payment Date
             -----------------------------------------------------------------------------------------------------------------------
          a.    Class A-1 Notes        5.79%  $  159,873,622.54             0.58669           $  187,403,133             0.688
          b.    Class A-2 Notes        6.03%  $  252,000,000.00             1.00000           $  252,000,000             1.000
          c.    Class A-3 Notes        6.12%  $  153,000,000.00             1.00000           $  153,000,000             1.000
          d.    Class A-4 Notes        6.19%  $  261,210,000.00             1.00000           $  261,210,000             1.000
          e.    Class A-5 Notes        5.75%  $   92,402,105.41             0.88002           $   95,481,436             0.909
          f.    Class B Notes          6.45%  $   68,820,000.00             1.00000           $   68,820,000             1.000
          g.    Class C Notes          6.48%  $   34,410,000.00             1.00000           $   34,410,000             1.000
                 (Quarterly Paying)
          h.    Total                   N.A.  $1,021,715,727.95             0.89082           $1,052,324,569             0.918

     Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $1,026,264,981.12 and the CCA Balance is $83,153,171.



  2.      Monthly Principal Amount
          a.    Principal Balance of Notes                            $1,052,324,568.66
                (End of Prior Collection Period)
          b.    Contract Pool Principal Balance (End
                of Collection Period)                                 $1,015,343,037.42
          c.    Monthly Principal Amount                              $   36,981,531.24
  3.      Gross Collections
          a.    Scheduled Payments Received                           $   29,384,821.90
          b.    Liquidation Proceeds Allocated to Owner Trust         $       59,200.08
          c.    Required Payoff Amounts of Prepaid Contracts          $    7,400,406.91
          d.    Required Payoff Amounts of Purchased Contracts        $       -
          e.    Proceeds of Clean-up Call                             $       -
          f.    Investment Earnings on Collection, Note
                Distribution and Class C Funding Accounts             $      111,400.80
          g.    Extension Fees Allocated to Owner Trust               $        4,322.13
          h.    Total Gross Collections (sum of (a) through (g))      $   36,960,151.82
  4.      Determination of Available Funds
          a.    Total Gross Collections                               $   36,960,151.82
          b.    Withdrawal from Cash Collateral Account               $            -
          c.    Total Available Funds                                 $   36,960,151.82
  5.      Class A-5 Swap
          a.    Payment Details
                1- Class A-5 Assumed Fixed Rate                                  6.2500%
                2- Class A-5 Assumed Fixed Rate Day Count(30/360)               0.08333
                3- Class A-5 Interest Rate (Libor + .125%)                       5.7500%
                4- Class A-5 Interest Rate Day Count(Actual/360)                0.07500
                5- Class A-5 Principal Amount                         $   95,481,436.14
          b.    Net Payment Calculation
                1- Class A-5 Assumed Fixed Payment                    $      497,299.15
                2- Class A-5  Interest Payment                        $      411,763.69
                3- Net Class A-5 Swap Payment (From)/To the Trust     $       85,535.45

Capita Equipment Receivables Trust 1997-1
Monthly Servicing Report
Determination Date:   March 9, 1998               Payment Date:   March 16, 1998
Collection Period:    February 28, 1998

 6.      Application of Available Funds

         -----------------------------------------------------------------------------------------------
               Item                                           Amount         Remaining Available Funds
         -----------------------------------------------------------------------------------------------
         a.    Total Available Funds                                            36,960,151.82
         b.    Servicing Fee                                1,090,484.12        35,869,667.70
         c.    Interest on Notes:
               i)          Class A-1 Notes                    813,798.10        35,055,869.60
               ii)         Class A-2 Notes                  1,266,300.00        33,789,569.60
               iii)        Class A-3 Notes                    780,300.00        33,009,269.60
               iv)         Class A-4 Notes                  1,347,408.25        31,661,861.35
               v)          Class A-5 Swap Net Settlement       85,535.45        31,576,325.90
               vi)         Class A-5 Notes                    411,763.69        31,164,562.21
               vii)        Class B Notes                      369,907.50        30,794,654.71
               viii)       Class C Funding Account            185,814.00        30,608,840.71
         d.    Principal on Notes:
               i)          Class A-1 Notes                 27,529,509.98         3,079,330.73
               ii)         Class A-2 Notes                          0.00         3,079,330.73
               iii)        Class A-3 Notes                          0.00         3,079,330.73
               iv)         Class A-4 Notes                          0.00         3,079,330.73
               v)          Class A-5 Notes                  3,079,330.73                 0.00
               vi)         Class B Notes                            0.00                 0.00
               vii)        Class C Funding Account                  0.00                 0.00
         e.    Deposit to Cash                                      0.00                 0.00
               Collateral Account
         f.    Amount to be applied in                              0.00                 0.00
               accordance with CCA
               Loan Agreement
         g.    Balance, if any, to Equity Certificates              0.00                 0.00

 7.      Accrued Monthly Principal and Interest Deposited into the Class C Funding Account

                 Collection Period                           February-98
                 Beginning Balance                              0.00
                 Principal Deposited                            0.00
                 Interest Deposited                       185,814.00
                                                          ----------
                 Total Amount Available for Distribution  185,814.00
                 Amount Distributed                             0.00
                                                          ----------
                 Ending Balance                           185,814.00

 8.      Quarterly Application of Available funds in the Class C Funding Account

          --------------------------------------------------------------------------------
                 Item                                  Amount  Remaining Available Funds
          --------------------------------------------------------------------------------
         a.      Total Available Funds                                185,814.00
         b.      Interest to Class C Note Holders         0.00        185,814.00
         c.      Principal to Class C Note Holders        0.00        185,814.00

Capita Equipment Receivables Trust 1997-1
Monthly Servicing Report
Determination Date:  March 9, 1998                Payment Date:   March 16, 1998
Collection Period:   February 28, 1998

 III.   Information Regarding the Cash Collateral Account

      1.    Balance Reconciliation

          ---------------------------------------------------------------------------
                                                                      March 16, 1998
                      Item                                             Payment Date
          ---------------------------------------------------------------------------
          a.    Available Cash Collateral Amount (Beginning)            83,153,171.00
          b.    Deposits to Cash Collateral Account (II.5(f))                    0.00
          c.    Withdrawals from Cash Collateral Account                         0.00
          d.    Releases of Cash Collateral Account Surplus                      0.00
                (Excess, if any of (a) plus (b) minus (c) over (f))
          e.    Available Cash Collateral Amount (End)                  83,153,171.00
                (Sum of (a) plus (b) minus (c) minus (d))
          f.    Requisite Cash Collateral Amount                        83,153,171.00
          g.    Cash Collateral Account Shortfall (Excess, if any,
                of (f) over (e))                                                 0.00
      2.        Calculation of Requisite Cash Collateral Amount
          a.    For Payment Dates from, and including, the
                December  1997 Payment Date  to,
                and including, the December 1998 Payment Date
                1) Initial Cash Collateral Amount                       83,153,171.00
          b.    For Payment Dates from, and including, the
                November 1998 Payment Date until
                the Final Payment Date, the sum of
                1) 8.5% of the Contract Pool Principal Balance                   0.00
                2) The Aggregate Principal Balance of the Notes                  0.00
                 and the Equity Certificate Balance less the
                 Contract Pool Principal Balance
                3) Total ((1) plus (2))                                          0.00
          c.    Floor equal to the lesser of
                 1) 2% of Cut-Off Date Contract Pool Principal          22,938,806.00
                Balance ($22,938,806); and
                2) the Aggregate Principal Balance of the Notes      1,021,715,727.95
          d.    Requisite Cash Collateral Amount                        83,153,171.00
      3.        Calculation of Cash Collateral Account Withdrawals
          a.    Interest Shortfalls                                              0.00
          b.    Principal Deficiency Amount                                      0.00
          c.    Principal Payable at Stated Maturity Date of                     0.00
                Class of Notes or Equity Certificates
          d.    Total Cash Collateral Account Withdrawals                        0.00

Capita Equipment Receivables Trust 1997-1
Monthly Servicing Report
Determination Date:   March 9, 1998               Payment Date:   March 16, 1998
Collection Period:    February 28, 1998

IV.  Information Regarding Distributions on Securities

-----------------------------------------------------------------------------------------------------
    Distribution                   Class A-1        Class A-2            Class A-3       Class A-4
      Amounts                        Notes            Notes                Notes           Notes
-----------------------------------------------------------------------------------------------------
1. Interest Due                 $   813,798.10    $1,266,300.00         $780,300.00    $ 1,347,408.25
2. Interest Paid                $   813,798.10    $1,266,300.00         $780,300.00    $ 1,347,408.25
3. Interest Shortfall           $          -      $         -           $       -      $          -
   ((1) minus (2))
4. Principal Due                $27,529,509.98    $         -           $       -      $          -
5. Principal Paid               $27,529,509.98    $         -           $       -      $          -
6. Total Distribution Amount    $28,343,308.08    $1,266,300.00         $780,300.00    $ 1,347,408.25
   ((2) plus (4))


-----------------------------------------------------------------------------------------------------
     Distribution                 Class A-5        Class B               Class C
       Amounts                       Notes          Notes                  Notes         Totals
-----------------------------------------------------------------------------------------------------
1. Interest Due                 $   411,763.69    $  369,907.50         $       -      $ 4,989,477.55
2. Interest Paid                $   411,763.69    $  369,907.50         $       -      $ 4,989,477.55
3. Interest Shortfall           $           -     $         -           $       -      $          -
   ((1) minus (2))
4. Principal Due                $ 3,079,330.73    $         -           $       -      $30,608,840.71
5. Principal Paid               $ 3,079,330.73    $         -           $       -      $30,608,840.71
6. Total Distribution Amount    $ 3,491,094.42    $  369,907.50         $       -      $35,598,318.26
   ((2) plus (4))

Capita Equipment Receivables Trust 1997-1
Monthly Servicing Report
Determination Date:  March 9, 1998                Payment Date:   March 16, 1998
Collection Period:   February 28, 1998

V.   Information Regarding Other Pool Characteristics

                --------------------------------------------------------------------------------
                                                       As of End of           As of End of
                        Item                            February-98            January-98
                                                     Collection Period       Collection Period
                ---------------------------------------------------------------------------------
        1.      Original Contract Characteristics
                a.      Original Number of Contracts            75,651        N.A.
                b.      Cut-Off Date Contract Pool      $1,146,940,285        N.A.
                        Principal Balance
                c.      Original Weighted Average                 46.6        N.A.
                        Remaining Term (in months)
                d.      Weighted Average Original Term            53.7        N.A.
                        (in months)
        2.              Current Contract Characteristics
                a.      Number of Contracts                     73,287        73,913
                b.      Average Contract Principal Balance     $13,854       $14,163
                c.      Weighted Average Remaining Term           43.7          45.4

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Capita Equipment Receivables Trust 1997-1
Monthly Servicing Report
Determination Date:  March 9, 1998                Payment Date:   March 16, 1998
Collection Period:   February 28, 1998

VI.     Capita Equipment Receivables Trust 1997-1 Prepayment Schedule

                ---------------------------------
                                   Since Issue
                  Period                CPR
                ---------------------------------
                0       December-97    -0.436%
                1       January-98      5.709%
                2       February-98     6.693%
                3       March-98        6.904%

VII.    Purchased, Liquidated and Paid Contracts

                A computer listing of all purchased, liquidated and paid contracts has been provided to the Indenture Trustee.

                             Servicer's Certificate

                   The undersigned, on behalf of AT&T Capital
                  Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement. dated as of December 3, 1997 (the
                   "Transfer and Servicing Agreement"), among
                   Capita Equipment Receivables Trust 1997-1,
                   Antigua Funding Corporation, Bankers Trust
                  Company, as trustee under the Indenture, and
                   AT&T Capital Corporation, in its individual
                   capacity and as Servicer, DO HEREBY CERTIFY
                 that I am a Responsible Officer of the Servicer
                  and, pursuant to Section 3.9 of the Transfer
                  and Servicing Agreement, I DO HEREBY FURTHER
                CERTIFY the following report with respect to the
                    Payment Date occurring on March 16, 1998.

                     This Certificate shall;; constitute the
                  Servicer's Certificate as required by Section
                3.9 of the Transfer and Servicing Agreement with
                   respect to the above Payment Date. Any term
                  capitalized but not defined herein shall have
                the meaning ascribed thereto in the Transfer and
                              Servicing Agreement.

                                AT&T Capital Corporation

                                Glenn A. Votek
                                ------------------------------
                                Glenn A Votek
                                Vice President and Treasurer